UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
 Date of Report (Date of earliest event reported): August 22, 2025

Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020
Houston,	Texas	77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: Not Applicable (Former name or former address, if changed since last report)	(713)	445-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On August 22, 2025 (the “Execution Date”), Black Stone Minerals, L.P. (the “Partnership”) and AP Basileia SPV, LLC (the “Unitholder”) entered into a Unitholder Agreement (the “Unitholder Agreement”), pursuant to which (i) the Unitholder agreed to vote all of its preferred units representing limited partner interests in the Partnership (the “Preferred Units”) and any other securities of the Partnership acquired in accordance with the terms of the Unitholder Agreement (the “Acquired Securities”) in accordance with the recommendations of the Board of Directors of the General Partner of the Partnership on all ordinary course matters submitted for approval of the limited partners of the Partnership and (ii) the Partnership agreed not to exercise its right to redeem the Preferred Units, in each case, during the period commencing on the Execution Date and ending on November 27, 2027 (the “Termination Date”). In addition, during the period commencing on the Execution Date and ending on the Termination Date, the Unitholder agreed to a customary standstill with respect to the Partnership and agreed not the transfer any Preferred Units or Acquired Securities unless the transferee agrees in writing to be bound by the provisions of the Unitholder Agreement applicable to the Unitholder, subject to certain exceptions.

The foregoing description of the Unitholder Agreement is not complete and is qualified in its entirety by reference to the full text of the Unitholder Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 3.03.    Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Unitholder Agreement, dated as of August 22, 2025, by and between Black Stone Minerals, L.P. and AP Basileia SPV, LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: August 27, 2025	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description
10.1	Unitholder Agreement, dated as of August 22, 2025, by and between Black Stone Minerals, L.P. and AP Basileia SPV, LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL).
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